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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Registration
Statement No. 333-60793 of The Judge Group, Inc. on Form S-8 of our report, dated February 19, 2003, appearing in this Annual Report on Form 10-K of The Judge Group, Inc. for the year ended December 31, 2002.

                               McGladrey & Pullen,
LLP

Blue Bell, Pennsylvania
March 7, 2003